AVAILABLE-FOR-SALE INVESTMENTS	12 Months Ended
Dec. 31, 2017
AVAILABLE-FOR-SALE INVESTMENTS [abstract]
Disclosure of available-for-sale investments

5                 15 AVAILABLE-FOR-SALE INVESTMENTS

	2016	2017
	RMB’000	RMB’000

Investments in unlisted companies	53,826	296,414

The available-for-sale investments mainly represent equity interests held by the Group in certain unlisted companies with percentage ownership less than 2% individually.

(i)     In 2017, one substantial investee company within available-for sale instruments  sent a written proposal to all its shareholders, requesting for additional capital injections to be made according to the respective  percentage of equity interests held by each investor at the assessed enterprise value of that investee company (“Assessed Fair Value”).  Accordingly, the carrying amount of the whole investment in this investee company as at 31 December 2017 had been stated at fair value(RMB 280,088,000) determined based on the Assessed Fair Value and an amount of fair value changes of RMB 242,588,000 had been included in other comprehensive income (Note 22).

15                     AVAILABLE-FOR-SALE INVESTMENTS(CONTINUED)

The following table presents the changes in level 3 items for the periods ended 31 December 2017:

Investments in unlisted companies RMB’000

Closing balance 31 December 2016	-
Transfer from cost	37,500
Fair value changes recognised in other comprehensive income	242,588
Closing balance 31 December 2017	280,088

(i)       Due to the fact that there is no quoted market price in an active market available for the assessment of the fair values of other remaining investments, the directors of the Company are of the opinion that their fair values could not be reliably measured by any reasonable valuation methods. As a result, the investments in other unlisted companies had been carried at cost, subject to review for impairment loss. As at 31 December 2017, no impairment provision was considered necessary by the directors.